Borrowings	12 Months Ended
Dec. 31, 2012
Borrowings [Abstract]
Borrowings
Note 10 - Borrowings

The Bank has two line of credit commitments from two different banks totaling $1.5 million.  These lines of credit are demand facilities subject to continued review and modification or suspension at any time.  Advances are secured by certain qualifying assets of the Bank composed of loans.  There were no borrowings under these lines of credit at December 31, 2012 and 2011.  As of December 31, 2012 Quaint Oak Bank has $2.1 million in borrowing capacity with the Federal Reserve Bank of Philadelphia.  There were no borrowings under this facility at December 31, 2012.  The Bank has a maximum borrowing capacity with the Federal Home Loan Bank of approximately $47.0 million.  Federal Home Loan Bank advances are secured by qualifying assets of the Bank.

Federal Home Loan Bank advances consist of the following at December 31, 2012 and 2011 (in thousands):

	2012		2011
Maturity Period	Amount	Weighted Interest Rate	Amount	Weighted Interest Rate
1 to12 months	$2,000	4.19%	$1,800	3.98%
13 to 24 months	--	--	2,000	4.19
	$2,000	4.19%	$3,800	4.09%

In June 2009, the Company borrowed $450,000 from a commercial bank to finance the purchase of a building in Allentown, Pennsylvania which serves as the offices for the three new active subsidiaries and a branch banking office which opened in February 2010.  This loan was paid off with no prepayment penalty on November 10, 2011.  The loan had an interest rate of 5.75%, a maturity of July 1, 2014, and was amortizing over 180 months. The loan had a balance $403,000 at the time of payoff.